UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

GLOBAL LOGISTICS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

330 Madison Avenue, 6th Floor, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

(646) 495-5155
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL LOGISTICS ACQUISITION CORPORATION (“GLAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GLAC SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING EQUITY OF THE CLARK GROUP, INC. (“CLARK”), AS DESCRIBED IN GLAC'S CURRENT REPORT ON FORM 8-K DATED MAY 21, 2007. SUCH CURRENT REPORT AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO OR HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

BB&T CAPITAL MARKETS (“BBT”), REPRESENTATIVE OF THE UNDERWRITERS OF GLAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN FEBRUARY 2006, IS ASSISTING GLAC IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. GLAC, CLARK AND BBT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF GLAC STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF GLAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GLAC’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, GLAC’s DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GLAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GLAC’S FINAL PROSPECTUS, DATED FEBRUARY 15, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GLAC OFFICERS AND DIRECTORS AND OF BBT AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL LOGISTICS ACQUISITION CORPORATION, 330 MADISON AVENUE, 6TH FLOOR, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 2.02.	Results of Operations and Financial Condition.

On September 11, 2007, GLAC issued a press release discussing the financial results for The Clark Group, Inc. (“Clark”) for the quarter ended June 30, 2007. As previously announced, GLAC has entered into a definitive agreement to acquire Clark. The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of GLAC, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press release, dated September 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2007

GLOBAL LOGISTICS ACQUISITION CORPORATION
By:	/s/ Gregory E. Burns
Name:	Gregory E. Burns
Title:	President and Chief Executive Officer